Exhibit 99.1

AdCare Completes Operations Transfers of its Two Remaining Oklahoma Facilities; Suspends Cash Dividend on Common Stock

Board to Re-evaluate Cash Dividend on Common Stock During 2016;
Management to Conduct Conference Call at 10 a.m. ET on January 5

ATLANTA, GA, January 4, 2016—AdCare Health Systems, Inc. (NYSE MKT: ADK) (NYSE MKT: ADK.PRA), a self-managed healthcare real estate investment company that invests primarily in real estate purposed for senior living and long-term healthcare, today announced that the operations of two facilities in Oklahoma have been transitioned to a third party operator on December 31, 2015. As a result, operations for all 38 AdCare facilities have transferred to third-party operators or are under management contracts with an indefinite term.

“This milestone means AdCare leaves 2015 with its transition to a healthcare property holding and leasing company complete,” commented Bill McBride, AdCare’s Chairman and Chief Executive Officer. “In addition, the non-operational issues related to the purported class action lawsuit in Arkansas and those related to a former director are also resolved. We enter 2016 increasingly focused on increasing shareholder value through improvements in our real estate portfolio and near-term investments that will maximize shareholder value.”

The Board of Directors decided not to declare a cash dividend on its common stock for the fourth quarter of 2015. The Board will continue to evaluate the company’s dividend policy throughout 2016. The Board believes that it is prudent and appropriate to retain capital to focus on specific areas of long-term value creation and near-term investments to maximize shareholder value. The company anticipates the need to make certain capital and other expenditures in 2016 in its existing leased facilities in order to maximize rental revenues and keep the facilities competitive in their respective markets. In addition, management and the Board anticipate having better clarity in several areas that may impact AdCare’s financial position by the end of the first quarter, including professional liability costs and the timing of the collection of patient accounts receivable. While each of the above issues and other issues are not individually significant, the possible aggregate effects of such issues impacted the Board’s decision to suspend the company’s cash dividend on the common stock.

“With all operations transfers now complete, and the associated, remaining tasks scheduled to be completed in the next few months, we are reaffirming our guidance of post-transition Adjusted FFO of between $0.25 and $0.30 per share,” commented Allan Rimland, AdCare’s President and Chief Financial Officer.

(See “Use of Non-GAAP Financial Information” below for the definition of FFO and Adjusted FFO, both non-GAAP financial measures, as well as an important discussion about the use of these measures and their reconciliation to GAAP net loss, the most directly comparable GAAP financial measure).

“Our plan is to continue to return capital to shareholders through a sustainable quarterly dividend to common stock holders at an appropriate time,” added Mr. McBride. “The fundamentals of our business have not changed and our overall positioning has improved as we put legacy issues behind us. Our business remains on track and we look forward to resuming a cash dividend on our common stock as soon as possible.”

Conference Call and Webcast
AdCare will hold a conference call tomorrow, Tuesday, January 5, 2016 at 10 a.m. ET.

•	Dial-in number: 1-888-455-2263 (domestic) or 1-719-325-2144 (international)

•	Replay number: Dial 1-877-870-5176 (domestic) or 1-858-384-5517 (international). Please use passcode 858054 to access the replay. The replay will be available until January 12, 2016.

•	Webcast link: http://public.viavid.com/index.php?id=117690

About AdCare Health Systems
AdCare Health Systems, Inc. (NYSE MKT: ADK) (NYSE MKT: ADK.PRA) is a self-managed healthcare real estate investment company that invests primarily in real estate purposed for senior living and long-term healthcare through facility lease and sub-lease transactions. The Company currently owns, leases or manages for third parties 38 facilities. For more information about AdCare, visit www.adcarehealth.com.

Important Cautions Regarding Forward-Looking Statements
Statements contained in this press release that are not historical facts may be forward-looking statements within the meaning of federal law. Such statements can be identified by the use of forward-looking terminology, such as "believes," "expects," "plans," "intends," "anticipates" and variations of such words or similar expressions, but their absence does not mean that the statement is not forward-looking. Such forward-looking statements reflect management's beliefs and assumptions and are based upon information currently available to management and involve known and unknown risks, results, performance or achievements of AdCare, which may differ materially from those expressed or implied in such statements. Such factors are identified in the public filings made by AdCare with the Securities and Exchange Commission, including AdCare's Annual Report on Form 10-K for the year ended December 31, 2014. There is no assurance that such factors or other factors will not affect the accuracy of such forward-looking statements. Except where required by law, AdCare undertakes no obligation to revise or update any forward-looking statements to reflect events or circumstances after the date of this press release.

Use of Non-GAAP Financial Information
For purposes of the Securities and Exchange Commission's regulations, a non-GAAP financial measure is a numerical measure of a company's historical or future financial performance, financial position or cash flows that excludes amounts, or is subject to adjustments that have the effect of excluding amounts, that are included in the most directly comparable financial measure calculated and presented in accordance with U.S. generally accepted accounting principles (“GAAP”) in the statement of operations, balance sheet or statement of cash flows (or equivalent statements) of the company, or includes amounts, or is subject to adjustments that have the effect of including amounts, that are excluded from the most directly comparable financial measure so calculated and presented.

Funds from Operations ("FFO") and Adjusted Funds from Operations ("Adjusted FFO") are measures of operating performance that are not calculated in accordance with GAAP. The company calculates and reports FFO in accordance with the definition and interpretive guidelines issued by the National

Association of Real Estate Investment Trusts ("NAREIT"), and consequently, FFO is defined as net income (loss) from continuing operations attributed to common stockholders, adjusted for the effects of asset dispositions and certain non-cash items, primarily depreciation and amortization and impairments on real estate assets. Adjusted FFO is calculated as FFO adjusted for the impact of non-cash stock-based compensation and other non-routine adjustments. The company believes FFO and Adjusted FFO provide enhanced measures of the operating performance of the Company's core portfolio. The Company's computation of Adjusted FFO is not comparable to the NAREIT definition of FFO or to similar measures reported by many REITs, but the company believes that is appropriate measure for this company.

The company believes that FFO and Adjusted FFO are important supplemental measures of its operating performance. Because the historical cost accounting convention used for real estate assets requires depreciation (except on land), such accounting presentation implies that the value of real estate assets diminishes predictably over time, while real estate values instead have historically risen or fallen with market conditions. The term FFO was designed by the real estate industry to address this issue. FFO described herein is not necessarily comparable to FFO of real estate investment trusts that do not use the same definition or implementation guidelines or interpret the standards differently from the company.

The company uses FFO and Adjusted FFO among the criteria to measure the operating performance of its business. The company further believes that by excluding the effect of depreciation, amortization, impairments on real estate assets and gains or losses from sales of real estate, all of which are based on historical costs and which may be of limited relevance in evaluating current performance, FFO and Adjusted FFO can facilitate comparisons of operating performance between periods and between the company and many REITs. The company offers these measures to assist the users of its financial statements in analyzing its operating performance and not as measures of liquidity or cash flow. FFO and Adjusted FFO are not measures of financial performance under GAAP and should not be considered as measures of liquidity, alternatives to net income or indicators of any other performance measure determined in accordance with GAAP. Investors and potential investors in the company's securities should not rely on this measure as a substitute for any GAAP measure, including net income.

Company Contacts		Investor Relations
Bill McBride	Allan Rimland	Brett Maas
Chairman and CEO	President and CFO	Managing Partner
AdCare Health Systems, Inc.	AdCare Health Systems, Inc.	Hayden IR
Tel (404) 781-2884	Tel (404) 781-2885	Tel (646) 536-7331
bill.mcbride@adcarehealth.com	allan.rimland@adcarehealth.com	brett@haydenir.com

ADCARE HEALTH SYSTEMS, INC. AND SUBSIDIARIES
RECONCILIATION OF NET LOSS TO FFO AND ADJUSTED FFO
(Amounts in 000’s)
(Unaudited)

	Range of Financial Guidance Upon Completion of Transition
(Amounts in 000’s)	Twelve Month Period
Condensed consolidated statements of operations data:
Net loss	$(2,800)	$(1,700)
Discontinued operations	—	—
Net loss from continuing operations (Per GAAP)	(2,800)	(1,700)
Depreciation and amortization	6,500	6,500
Funds from operations (FFO)	$3,700	$4,800
Amortization of stock based compensation	1,250	1,250
Adjusted FFO	$4,950	$6,050

Assumed shares of common stock outstanding	19,900	19,900
Adjusted FFO per share	$0.25	$0.30